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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  March 25, 1999



                    Advanced Deposition Technologies, Inc.
            (Exact name of registrant as specified in its charter)


      Delaware                     1-12230                     04-2865714
 ------------------       -----------------------       ---------------------
   (State or other         (Commission File Number)           (IRS Employer
    jurisdiction of                                         Identification No.)
    incorporation)


                        Myles Standish Industrial Park
                         580 Myles Standish Boulevard
                         Taunton, Massachusetts 02780
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (508) 823-0707


                -----------------------------------------------
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Item 5.   Other Events.

     On March 25, 1999, the Registrant publicly disseminated a press release announcing that the Registrant entered into an agreement to purchase an additional 16% of the equity in DNA-ADTECH of Madrid, Spain, a majority-owned subsidiary of the Registrant. This purchase will bring the Registrant's total equity ownership in DNA-ADTECH to 81%. Subject to stockholder approval, the Registrant will pay for this additional 16% equity position by issuing 598,198 shares of its common stock. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.


(c)  Exhibits.

     99.1   The Registrant's Press Release dated March 25, 1999.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED DEPOSITION
                                    TECHNOLOGIES, INC
                                    (Registrant)



Date: March 31, 1999                 /s/ Joseph Keller
                                     ------------------------------------
                                     Joseph Keller
                                     Controller
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                            Sequential
Number              Description                    Page Number
-------             -----------                    -----------

99.1                The Registrant's Press Release      5
                    dated March 25, 1999.